FORM 8-A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                Styleclick, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                                 13-4106745
  (State of incorporation                          (I.R.S. Employer
      or organization)                           Identification No.)


                  152 W. 57th Street, New York, New York 10019
               (Address of principal executive offices) (Zip Code)

     Securities to be registered pursuant to Section 12(b) of the Act: None.


If this form relates to the                      If this form relates to the
registration of a class of                       registration of a class of
securities pursuant to                           securities pursuant to
Section 12(b) of the Exchange                    Section 12(g) of the Exchange
Act and is effective pursuant                    Act and is effective pursuant
to General Instruction A.(c),                    to General Instruction A.(d),
please check the following box.                  please check the following box.
                      |_|                                            |X|

Securities Act registration statement file
number to which this form relates: (If applicable)    333-33194

        Securities to be registered pursuant to Section 12(g) of the Act:


                                Title of class to
                                be so registered

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Item 1.  Description of Registrant's Securities to be Registered

         The information required by this Item 1 is incorporated herein by reference to the description of capital stock contained in the prospectus forming part of the registrant's Registration Statement on Form S-4 (File No. 333-33194) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on March 24, 2000 and as amended (the "Registration Statement").

Item 2.    Exhibits.

           3.1 Certificate of Incorporation of the Registrant, incorporated by reference to the Registration Statement.

           3.2 By-laws of the Registrant, incorporated by reference to the Registration Statement.

           4.1 Form of specimen certificate for the Registrant's Class A Common Stock, incorporated by reference to the Registration Statement.



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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            STYLECLICK, INC.
                                            (Registrant)



                                            By:  /s/ Deirdre Stanley
                                                 --------------------------
                                                 Deirdre Stanley
                                                 Vice President